UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21687
                                                     ---------------------------

                     Fiduciary/Claymore Dynamic Equity Fund
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                   2455 Corporate West Drive, Lisle, IL 60532
               --------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                J. Thomas Futrell
                   2455 Corporate West Drive, Lisle, IL 60532
               --------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (630) 505-3700
                                                           ----------------

                      Date of fiscal year end: November 30
                                              ------------

                   Date of reporting period: November 30, 2008
                                             -----------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act") is as follows:

ANNUAL
REPORT
November 30, 2008

                                                          FIDUCIARY/CLAYMORE|
                                                                            |HCE
                                                         DYNAMIC EQUITY FUND|


Picture: Park with arch





              FAMCO                                         Logo:  CLAYMORE (SM)
    FIDUCIARY ASSET MANAGEMENT
                                                            www.claymore.com/hce
                                                    ... your path to the LATEST,
                                           most up-to-date INFORMATION about the
                                          Fiduciary/Claymore Dynamic Equity Fund

The shareholder report you are reading right now is just the beginning of the story. Online at WWW.CLAYMORE.COM/HCE, you will find:

o    Daily, weekly and monthly data on share prices, distributions, and more

o    Portfolio overviews and performance analyses

o    Announcements, press releases and special notices

o    Fund and adviser contact information

Fiduciary Asset Management and Claymore are continually updating and expanding shareholder information services on the Fund's website, in an ongoing effort to provide you with the most current information about how your Fund's assets are managed, and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

2 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund
DEAR SHAREHOLDER|

This report covers the performance of the Fiduciary/Claymore Dynamic Equity Fund (the "Fund") for the fiscal year ended November 30, 2008. This has been an extraordinarily difficult period for all investors and we are disappointed to report that the Fund performed very poorly.

The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. Fiduciary Asset Management, LLC ("FAMCO"), the Fund's sub-adviser, seeks to achieve that objective by investing in a diversified portfolio of equity securities and employing a strategy of writing (selling) covered call options on a substantial portion of the securities in the Fund's portfolio.

FAMCO manages a wide range of institutional products and is one of the leading managers of hedged equity investments. As of November 30, 2008, Fiduciary managed or supervised approximately $12.9 billion in assets.

All Fund returns cited - whether based on net asset value ("NAV") or market price - assume the reinvestment of all distributions. For the 12-month period ending November 30, 2008, the Fund provided a total return based on market price of -79.94% and a return of -75.49% based on NAV. As of November 30, 2008, the Fund's market price of $3.03 represented a discount of 31.60% to the NAV of $4.43.

The Fund paid quarterly dividends of $0.425 per share on February 29, 2008, and May 31, 2008. A dividend of $0.390 per share was paid on August 29, 2008, and a dividend of $0.150 per share was paid on November 28, 2008. The November dividend represents an annualized distribution rate of 19.8%, based on the Fund's last closing market price of $3.03 as of November 30, 2008. Past performance is not a guarantee of future results. The Fund's dividend was modified in an effort to provide a greater balance between the ability to generate a high level of current income, including current gains, and capital appreciation.

In December 2008, after the end of the Fund's fiscal year, the Fund's Board of Trustees (the "Board") adopted a proposal to liquidate the Fund. Subject to shareholder approval of the plan of liquidation and dissolution (the "Liquidation Plan") adopted by the Board, the Fund plans to sell its assets, discharge its liabilities and distribute the net proceeds to shareholders.

After considering the relatively small asset size of the Fund compared to current expenses, the historic and current discounts to net asset value at which the Fund's shares have traded and several alternatives to liquidation, the Board, on the recommendation of Fund Management, concluded that it would be in the best interests of the Fund and its shareholders to liquidate and dissolve the Fund.

                                           Annual Report | November 30, 2008 | 3

HCE | Fiduciary/Claymore Dynamic Equity Fund | Dear Shareholder continued


The Board plans to submit a proposal to shareholders to approve the Liquidation Plan at a special meeting of shareholders (the "Special Meeting"). If the proposal is approved by shareholders, the Fund will commence the orderly liquidation of its assets in accordance with the Liquidation Plan. Following the liquidation of the Fund's assets, the Fund will pay one or more liquidating distributions to shareholders of record as of the effective date of the Liquidation Plan. There can be no assurance that the necessary percentage of the shareholders of the Fund will vote in favor of the proposal to approve the Liquidation Plan.

Any solicitation of proxies by the Fund in connection with the Special Meeting will be made only pursuant to separate proxy materials filed with the U.S. Securities and Exchange Commission (the "SEC") under applicable federal securities laws and mailed with a proxy card to each shareholder entitled to vote at the Special Meeting. Because the proxy materials will contain important information, including a more detailed description of the Liquidation Plan, shareholders are urged to read them carefully when they become available.



Sincerely,
/s/J. Thomas Futrell
J. Thomas Futrell
Fiduciary/Claymore Dynamic Equity Fund
January 5, 2009

4 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund
QUESTIONS & ANSWERS|

The Fiduciary/Claymore Dynamic Equity Fund (the "Fund") is managed by Fiduciary Asset Management, LLC ("FAMCO"). In the following interview, Portfolio Manager Charles D. Walbrandt, CFA, discusses the economic and market environment, the structure of the portfolio and how the Fund performed during the fiscal year ended November 30, 2008.

================================================================================
WILL YOU REMIND US OF THIS FUND'S OBJECTIVE AND
HOW YOU PURSUE IT?
The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. We seek to achieve the Fund's investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of the securities in the portfolio.

Under normal market conditions, we invest at least 80% of total assets in a diversified portfolio of common stock of U.S. corporations and U.S. dollar-denominated equity securities of foreign issuers, in each case that are traded on U.S. securities exchanges, and write (sell) covered call options on a substantial portion of the equity securities held in the Fund's portfolio. The extent of option writing activity depends upon market conditions and our ongoing assessment of the attractiveness of writing call options on the Fund's stock holdings. We seek to produce a high level of current income and current gains primarily from the option premiums received from writing call options and from dividends received on the equity securities held in the Fund's portfolio and, to a lesser extent, capital appreciation in the value of equity securities underlying such covered call options. Writing covered call options involves a tradeoff between the option premium received and reduced participation in potential future stock price appreciation. Based on our dynamic option strategy and our evaluation of market conditions, we may write covered call options on varying percentages of the Fund's common stock holdings with varying option strike prices in relation to the market value of the underlying common stock, as long as the overall portfolio remains substantially covered per the Prospectus.

================================================================================
PLEASE TELL US ABOUT THE ECONOMIC AND MARKET ENVIRONMENT OVER THE LAST YEAR.
In the mid-year report for the Fund, we described the six-month period ended May 31, 2008, as a time of economic uncertainty and turmoil in capital markets. Since that time, there has been pronounced deterioration in equity and debt markets, not only in the U.S. but throughout the world. As the year progressed, credit markets became so intolerant of risk that they were essentially frozen. Conditions became even worse in September, when Lehman Brothers Holdings Inc. filed for bankruptcy, after U.S. Treasury Secretary Henry Paulson and Federal Reserve Chairman Ben Bernanke had been criticized by Congress for rescuing other failing financial institutions rather than attempting to provide relief to homeowners with unaffordable mortgages. After Lehman's failure, which appeared to have a dramatically negative effect on capital markets, lending essentially ceased, as financial institutions exhibited no confidence in one another.

During September and October, equity markets suffered a double shock. A dramatic drop in equity prices in these months was accompanied by an unprecedented increase in implied volatility(1). This spike in volatility adversely impacted positions where the Fund was short (selling) volatility.

The Standard & Poor's 500 Index ("S&P 500"), which is generally regarded as a good indicator of the broad stock market, had a return of -39.49% for the 12-month period ended November 30, 2008.(2) All ten industry sectors within the S&P 500 had negative returns for this period; the weakest sector was financials, down more than 50%, while the strongest sector, consumer staples, was down just over 15%.

================================================================================
PLEASE TELL US ABOUT THE FUND'S PERFORMANCE AND DISTRIBUTIONS DURING THIS
PERIOD.
All Fund returns cited--whether based on net asset value ("NAV") or market price-- assume the reinvestment of all distributions. For the 12-month period ending November 30, 2008, the Fund returned -79.94% on a market price basis. On an NAV basis, the return was -75.49%. By comparison, the S&P 500 returned -39.49%, and the CBOE S&P 500 Buy-Write Index ("BXM") returned -30.12%.(3)

The closing market price of the Fund's shares as of November 30, 2008, was $3.03, representing a discount of 31.60% to the Fund's NAV of $4.43. On November 30, 2007, the Fund's market price closed at $17.08, which represented a discount of 14.47% to the NAV of $19.97.

The market value of the Fund's shares fluctuates from time to time, and it may be higher or lower than the Fund's NAV.

The Fund paid quarterly dividends of $0.425 per share on February 29, 2008, and May 31, 2008. The Fund also paid a quarterly dividend of $0.390 per share on August 29, 2008, and $0.150 per share on November 28, 2008. The November dividend represents an annualized distribution rate of 19.8%, based on the Fund's last closing market price of $3.03 as of November 30, 2008. Past performance is not a guarantee of future results.

Indices are unmanaged and it is not possible to invest directly in an index.
(1) Market volatility is generally measured by the Chicago Board Options Exchange Volatility Index (the "VIX Index", which measures the implied volatility of S&P 500 index options.
(2) The Standard & Poor's 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
(3) The CBOE S&P 500 Buy-Write Index is a benchmark index designed to show the hypothetical performance of a portfolio that purchases all the constituents of the S&P 500 Index and then sells at-the-money (meaning same as purchase price) calls of one-month duration against those positions.



                                           Annual Report | November 30, 2008 | 5

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

The Fund's dividend was modified in an effort to provide a greater balance between the ability to generate a high level of current income, including current gains, and capital appreciation.

================================================================================
WHICH INVESTMENT DECISIONS OR STRATEGIES HAD THE GREATEST EFFECT ON THE FUND'S PERFORMANCE?
The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The first objective of the Fund's covered call program is to support the Fund's distributions through premiums earned on call options sold. The option strategy also has the potential to help the Fund capture as much upside potential as possible in a market that is moving upward and help protect on the downside in a downward trending market.

We also have the flexibility to vary our hedge ratio. Hedging techniques generally have two purposes: to attempt to reduce volatility and to help or seek to prevent dramatic declines in the portfolio. In sectors that we believe will perform well, we want to have more of the portfolio unhedged. In more volatile or downward trending markets, we want to be fully hedged.

During the fiscal year ended November 30, 2008, and most particularly in the months of September and October, the Fund's option and hedge strategies had an extremely negative effect on performance, overwhelming the performance of the equity portfolio that was in line with the S&P 500.

At mid-year, we reminded shareholders that the Fund's offering documents authorize the use of financial leverage, which we believe has the potential to enhance the Fund's performance. The purpose of leverage (borrowing) is to fund the purchase of additional securities that help provide increased income and/or potentially greater appreciation to common shareholders than could be achieved from an unleveraged portfolio.

In September 2008, the Fund secured a line of credit and invested the proceeds in an index-based covered call option strategy. As the market weakened and became more volatile, we reduced the exposure to the covered call-on-call option strategy; however, the Fund experienced additional volatility from positions that were still held. The line of credit was repaid in October 2008, and there was no outstanding balance as of the end of the Fund's fiscal year.

The Fund's strategy of selling out-of-the-money index put options against cash reserves resulted in losses on the Fund's positions due to the extreme drop in the equity indices in September and October. Additionally, as part of the Fund's macro strategies, the Fund has periodically sold variance swaps, which has the effect of being short volatility. This strategy had a negative impact on the portfolio as markets experienced extreme volatility.

The hedging strategy also detracted from performance. Near the end of the summer, when we considered equity valuations to be low and anticipated a recovery, we chose to reduce the hedge ratio in the option portfolio in an effort to capture additional upside participation potential. While reduced income from reducing the hedge ratio was partially offset by the relatively high option premiums in the market, the result was less downside protection as compared to the fully-covered BXM as the equity market continued to decline in September, October and November.(4)

================================================================================
HOW DID THE EQUITY PORTFOLIO PERFORM?
The equity portfolio was down approximately 38%, in line with the S&P 500 Index. The best decision in this very negative market proved to be a cash position we raised, beginning in the summer, as a defensive measure. The Fund historically has rarely had a cash position over 10% of assets, but cash represented approximately 18% of total assets as of November 30, 2008.

Performance relative to the S&P 500 benefited from an underweight in the financials sector, which performed poorly, and by stock selection in this sector. We made the decision about a year ago to reduce positions in the large brokerage/investment banking firms, and this proved to be highly beneficial. Our positions in the financials sector are concentrated in high quality banks such as U.S. Bancorp (not in portfolio at period end) and Wells Fargo & Company (not in portfolio at period end), which actually had positive returns for the period.

Call out

WHAT IS A COVERED CALL?
A call is an option (or contract) that gives its holder the right, but not the obligation, to buy shares of the underlying security at a specified price on or before a pre-determined expiration date. After this pre-determined date, the option and its corresponding rights expire. A call is "covered" when the seller of the call option also owns the security on which the call is written. Covered call strategies are generally used as a hedge - to limit losses by obtaining premium income from the sale of calls, while still maintaining upside potential.

A covered call-on-call option strategy involves purchasing a call option on a particular security while also writing (selling) a call option on the same security.

WHAT IS A PUT OPTION?
A put option is an option (or contract) that gives its holder the right, but not the obligation, to sell shares of the underlying security at a specified price on or before a pre-determined expiration date.

WHAT IS A VARIANCE SWAP?
A variance swap is a financial derivative that allows investors to trade future realized volatility against current implied volatility of an underlying product such as a stock index.

(4) The BXM is a covered call index that theoretically purchases all the constituents of the S&P 500 Index and sells at-the-money (meaning the option's strike price is the same as the stock's purchase price) calls of one-month duration against those positions.

 6 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued


Another position that performed well is McDonald's Corporation (4.0% of long-term investments), which is benefiting from consumers' tendency to trade down in a weak economic environment.

Overweights and stock selection in the industrials and technology sectors detracted from relative performance. These sectors had performed quite well in prior periods, when global economies were growing and there was substantial investment in infrastructure, especially in rapidly expanding economies such as China. As marginal growth slowed dramatically in emerging markets, demand for infrastructure products from industrials such as farm equipment manufacturer Deere & Company (not in portfolio at period end) dropped sharply; Deere was one of the weakest stocks in the portfolio. Other industrials holdings that performed poorly were Honeywell International, Inc. (4.9% of long-term investments) and Rockwell Collins, Inc. (not in portfolio at period end), suppliers of aircraft components that were hurt by a strike at The Boeing Company (not in portfolio at period end). In the technology sector, a position that detracted from performance was MEMC Electronic Materials, Inc. (not in portfolio at period end), which is really more like an industrial company, as it produces silicon for solar panels and computer chips.

================================================================================
WHAT IS THE OUTLOOK FOR THE FUND IN THE FUTURE?
In December 2008, after the end of the Fund's fiscal year, the Fund's Board of Trustees (the "Board") adopted a proposal to liquidate the Fund. Subject to shareholder approval of the plan of liquidation and dissolution (the "Liquidation Plan") adopted by the Board, the Fund plans to sell its assets, discharge its liabilities and distribute the net proceeds to shareholders.

After considering the relatively small asset size of the Fund compared to current expenses, the historic and current discounts to net asset value at which the Fund's shares have traded and several alternatives to liquidation, the Board, on the recommendation of Fund Management, concluded that it would be in the best interest of the Fund and its shareholders to liquidate and dissolve the Fund.

The Board plans to submit a proposal to shareholders to approve the Liquidation Plan at a special meeting of shareholders (the "Special Meeting"). If the proposal is approved by shareholders, the Fund will commence the orderly liquidation of its assets in accordance with the Liquidation Plan. Following the liquidation of the Fund's assets, the Fund will pay one or more liquidating distributions to shareholders of record as of the effective date of the Liquidation Plan. There can be no assurance that the necessary percentage of the shareholders of the Fund will vote in favor of the proposal to approve the Liquidation Plan.

Any solicitation of proxies by the Fund in connection with the Special Meeting will be made only pursuant to separate proxy materials filed with the U.S. Securities and Exchange Commission (the "SEC") under applicable federal securities laws and mailed with a proxy card to each shareholder entitled to vote at the Special Meeting. Because the proxy materials will contain important information, including a more detailed description of the Liquidation Plan, shareholders are urged to read them carefully when they become available.

                                           Annual Report | November 30, 2008 | 7

HCE | Fiduciary/Claymore Dynamic Equity Fund | Questions & Answers continued

================================================================================
HCE RISKS AND OTHER CONSIDERATIONS
The views expressed in this report reflect those of the Portfolio Managers and Claymore only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. The Fund is subject to investment risk, including the possible loss of the entire amount that you invest. Past performance does not guarantee future results.

INVESTMENT RISK. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

EQUITY RISK. A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests.

RISKS ASSOCIATED WITH OPTIONS ON SECURITIES. A strategy of writing (selling) covered call options entails various risks. For example, the correlation between the equity securities and options markets may, at times, be imperfect and can furthermore be affected by market behavior and unforeseen events, thus causing a given transaction to not achieve its objectives. There may be times when the Fund will be required to purchase or sell equity securities to meet its obligations under the options contracts on certain options at inopportune times when it may not be beneficial to the Fund. The Fund will forego the opportunity to profit from increases in the market value of equity securities that it has written call options on, above the sum of the premium and the strike price of the option. Furthermore, the Fund's downside protection on equity securities it has written call options on would be limited to the amount of the premium received for writing the call option and thus the Fund would be at risk for any further price declines in the stock below that level. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.

SMALL AND MID CAPITALIZATION COMPANIES RISK. The Fund may invest in securities of small and mid capitalization companies. Such securities may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger-sized companies or the market averages in general. In addition, such companies typically are subject to a greater degree of change in earnings and business prospectus than are larger-sized, more established companies.

FOREIGN INVESTMENT RISK: The Fund's investments in non-U.S. issuers may involve unique risks compared to investing in securities of U.S. issuers, including, among others, less market liquidity, generally greater market volatility than U.S. securities and less complete financial information than for U.S. issuers.

FUND DISTRIBUTION RISK. Pursuant to its distribution policy, the Fund intends to make regular quarterly distributions on its Common Shares. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. In addition, the Fund's ability to make distributions more frequently than annually from any net realized capital gains by the Fund is subject to the Fund obtaining exemptive relief from the Securities and Exchange Commission, which cannot be assured. To the extent the total quarterly distributions for a year exceed the Fund's net investment company income and net realized capital gain for that year, the excess will generally constitute a return of capital. Such return of capital distributions generally are tax-free up to the amount of a Common Shareholder's tax basis in the Common Shares (generally, the amount paid for the Common Shares). In addition, such excess distributions will decrease the Fund's total assets and may increase the Fund's expense ratio.

In addition to the risks described above, the Fund is also subject to: Income Risk, Industry Concentration Risk, Interest Rate Risk, Risks Related To Preferred Securities, Inflation Risk, Derivatives Risk, Illiquid Securities Risk, Market Discount Risk, Portfolio Turnover Risk, Tax Risk, Other Investment Companies, Hedging and Leverage Risk, Management Risk, Current Developments Risks, and Anti-Takeover Provisions. Please see www.claymore.com/hce for a more detailed discussion about Fund risks and considerations.

8 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund
Fund SUMMARY | AS OF NOVEMBER 30, 2008

FUND STATISTICS
--------------------------------------------------------------------------------
Share Price                                                                $3.03
Common Share Net Asset Value                                               $4.43
Premium/(Discount) to NAV                                                -31.60%
Net Assets ($000)                                                        $25,265
--------------------------------------------------------------------------------


TOTAL RETURNS
--------------------------------------------------------------------------------
(INCEPTION 4/29/05)                               MARKET                     NAV
--------------------------------------------------------------------------------
One Year                                         -79.94%                 -75.49%
Three Year (average annual)                      -38.55%                 -33.33%
Since Inception (average annual)                 -34.84%                 -27.31%
--------------------------------------------------------------------------------


                                                                  % OF LONG-TERM
SECTOR BREAKDOWN                                                     INVESTMENTS
--------------------------------------------------------------------------------
Financials                                                                 19.7%
Information Technology                                                     15.9%
Industrials                                                                15.2%
Energy                                                                     13.5%
Health Care                                                                10.1%
Consumer Staples                                                            9.0%
Consumer Discretionary                                                      8.9%
Telecommunication Services                                                  4.2%
Materials                                                                   3.5%
--------------------------------------------------------------------------------


                                                                  % OF LONG-TERM
TOP TEN ISSUERS                                                      INVESTMENTS
--------------------------------------------------------------------------------
Midcap SPDR Trust Series 1                                                  5.3%
Aflac, Inc.                                                                 5.2%
Honeywell International, Inc.                                               4.9%
Gilead Sciences, Inc.                                                       4.9%
Apple, Inc.                                                                 4.9%
Target Corp.                                                                4.9%
Chevron Corp.                                                               4.4%
AT&T, Inc.                                                                  4.2%
Coca-Cola Co. (The)                                                         4.0%
McDonald's Corp.                                                            4.0%
--------------------------------------------------------------------------------
Past performance is not a guarantee of future results. All portfolio data is subject to change daily. For more current information, please visit www.claymore.com/hce. The above summaries are provided for informational purposes only and should not viewed as recommendations.

Line chart:
         Share Price & NAV Performance
           Share Price    NAV
11/30/07   17.08          19.97
           17.17          19.9
           17.12          19.81
           17.35          20.09
           17.55          20.35
           17.56          20.34
           17.66          20.51
           17.42          20.11
           17.46          20.16
           17.44          20.2
           17.35          20.01
           17.12          19.76
           17.23          19.81
           17.3           19.89
           17.21          20.01
           17.5           20.31
           17.67          20.47
           17.73          20.5
           17.61          20.25
           17.55          20.29
           17.6           20.21
           17.69          19.92
           17.71          19.84
           17.52          19.33
           17.49          19.4
           17.29          19.16
           17.17          19.36
           17.5           19.54
           17.45          19.3
           17.48          19.49
           17.22          19.11
           17.16          18.97
           16.84          18.38
           16.44          18.04
           16             17.83
           16.25          18.29
           16.9           18.68
           16.72          18.29
           16.82          18.76
           17.05          18.94
           17.36          18.88
           17.75          19.22
           17.97          19.42
           17.91          19.25
           17.66          18.44
           17.45          18.3
           17.42          18.57
           17.5           18.57
           17.5           18.81
           17.66          18.94
           17.23          18.84
           16.91          18.6
           16.75          18.56
           16.89          18.61
           17             18.78
           16.76          18.61
           16.86          18.74
           17.06          19.13
           17.45          19.28
           17.34          19.32
           17.28          19.12
           17.09          18.52
           17.01          18.53
           17             18.48
           17.13          18.63
           17             18.21
           16.68          17.96
           16.04          17.59
           16.34          18.39
           16.3           18.24
           16.45          18.37
           16.12          17.63
           15.51          17.44
           15.83          18.43
           15.6           17.81
           15.74          18.21
           16.11          18.71
           16.64          18.78
           16.6           18.64
           16.56          18.36
           16.2           18.24
           16.24          18.43
           16.7           19.08
           16.76          19.04
           16.85          19.05
           16.98          19.13
           17.3           19.18
           17.15          19.19
           16.98          19.06
           16.9           19.14
           16.7           18.9
           16.6           18.97
           16.61          19.04
           17.28          19.28
           17.34          19.09
           17.42          19.39
           17.31          19.32
           17.16          19.24
           17.39          19.34
           17.6           19.43
           17.56          19.47
           17.55          19.43
           17.57          19.32
           17.41          19.24
           17.6           19.44
           17.6           19.4
           17.52          19.33
           17.61          19.45
           17.4           19.22
           17.5           19.32
           17.45          19.28
           17.5           19.49
           17.09          18.96
           17.01          18.97
           17.22          19.15
           17.23          19.13
           17.15          19.15
           17             18.98
           16.86          18.87
           16.98          18.96
           16.96          18.81
           17.08          18.93
           17.15          19.01
           17.34          19.11
           17.45          19.17
           17.44          19.03
           17.38          18.95
           17.32          18.98
           17.53          19.16
           17.06          18.79
           16.97          18.7
           16.92          18.64
           16.62          18.34
           16.61          18.36
           16.85          18.72
           16.94          18.86
           16.95          18.77
           16.95          18.63
           17.02          18.66
           16.65          18.33
           16.35          18.25
           16.22          18.26
           16.45          18.39
           16.05          17.77
           15.95          17.51
           15.77          17.53
           15.8           17.68
           15.62          17.3
           15.36          17.3
           15.2           17.25
           15.41          17.63
           15.17          17.12
           15.1           17.18
           15             16.83
           14.67          16.59
           14.2           16.47
           14.46          16.95
           14.76          17.15
           14.95          17.1
           14.99          17.06
           15.08          17.4
           15.28          17.68
           15             17.12
           15.02          17.28
           14.85          17.05
           15.04          17.42
           15.27          17.71
           15.25          17.48
           15.22          17.4
           15.06          17.26
           15.3           17.7
           15.3           17.81
           15.22          17.57
           15.44          17.86
           15.47          18.01
           15.43          17.85
           15             17.36
           14.96          17.5
           15             17.65
           14.99          17.41
           14.89          17.22
           14.88          17.38
           14.86          17.45
           15.05          17.72
           14.98          17.39
           15             17.46
           15.06          17.66
           15.21          17.66
           15.21          17.68
           15.22          17.59
           15.23          17.54
           14.92          16.88
           14.75          16.88
           14.9           17.18
           14.51          16.45
           14.3           16.53
           14.3           16.76
           14.14          16.81
           13.51          15.6
           12.7           15.77
           11.55          14.6
           11.6           15.03
           12.67          15.79
           12.15          15.04
           11.74          14.3
           11.35          14.26
           11.6           14.66
           11.63          14.88
           10.5           12.87
           10.68          12.59
           9.92           12.39
           9.69           11.08
           8.5            10.3
           7.04           8.55
           5.99           6.82
           4.63           6.76
           4.12           5.53
           3.46           5.02
           4.55           5.6
           4.48           5.64
           4.13           4.3
           3.69           4.62
           4.1            4.74
           4.19           5.03
           4.05           4.93
           3.69           4.57
           3.57           4.56
           3.33           4.44
           3.39           4.33
           3.73           4.7
           3.7            4.72
           3.81           4.81
           3.88           4.87
           4.01           4.88
           4.2            5.02
           4              4.83
           3.9            4.65
           3.91           4.75
           3.85           4.72
           3.7            4.64
           3.43           4.31
           3.45           4.53
           3.36           4.38
           3.24           4.3
           3.19           4.34
           2.9            4.13
           2.95           3.91
           2.82           4.05
           2.99           4.26
           2.89           4.3
           3              4.4
11/30/08   3.03           4.43

Bar Chart:
Distributions to Shareholders
Nov 07   0.425
Feb 08   0.425
May 08   0.425
Aug 08   0.39
Nov 08   0.15

                                           Annual Report | November 30, 2008 | 9

HCE | Fiduciary/Claymore Dynamic Equity Fund
Portfolio of INVESTMENTS | NOVEMBER 30, 2008

Number
of Shares                                                                  Value
================================================================================

           LONG-TERM INVESTMENTS - 83.3% (a)
           COMMON STOCKS - 78.9%
           CONSUMER DISCRETIONARY - 7.4%
  14,200   McDonald's Corp.                                          $   834,250
  30,700   Target Corp.                                                1,036,432
--------------------------------------------------------------------------------
                                                                       1,870,682
--------------------------------------------------------------------------------
           CONSUMER STAPLES - 7.5%
  18,000   Coca-Cola Co. (The)                                           843,660
  15,400   CVS Caremark Corp.                                            445,522
   9,500   Procter & Gamble Co.                                          611,325
--------------------------------------------------------------------------------
                                                                       1,900,507
--------------------------------------------------------------------------------
           ENERGY - 11.2%
   9,600   Apache Corp.                                                  742,080
  11,800   Chevron Corp.                                                 932,318
  11,800   Schlumberger Ltd. (Netherlands)                               598,732
  30,900   Valero Energy Corp.                                           567,015
--------------------------------------------------------------------------------
                                                                       2,840,145
--------------------------------------------------------------------------------
           FINANCIALS - 12.0%
  23,500   Aflac, Inc.                                                 1,088,050
  40,500   Bank of America Corp.                                         658,125
   6,500   Goldman Sachs Group, Inc.                                     513,435
  24,200   JPMorgan Chase & Co.                                          766,172
--------------------------------------------------------------------------------
                                                                       3,025,782
--------------------------------------------------------------------------------
           HEALTH CARE - 8.4%
  23,200   Gilead Sciences, Inc. (a)                                   1,039,128
  11,800   Johnson & Johnson                                             691,244
  23,700   Pfizer, Inc.                                                  389,391
--------------------------------------------------------------------------------
                                                                       2,119,763
--------------------------------------------------------------------------------
           INDUSTRIALS - 12.6%
  13,000   Emerson Electric Co.                                          466,570
   2,000   First Solar, Inc. (a)                                         249,680
  37,300   Honeywell International, Inc.                               1,039,178
  13,700   Union Pacific Corp.                                           685,548
  15,400   United Technologies Corp.                                     747,362
--------------------------------------------------------------------------------
                                                                       3,188,338
--------------------------------------------------------------------------------
           INFORMATION TECHNOLOGY - 13.4%
   8,700   Adobe Systems, Inc. (a)                                       201,492
  11,200   Apple, Inc. (a)                                             1,037,904
  13,700   Cisco Systems, Inc. (a)                                       226,598
  40,400   EMC Corp. (a)                                                 427,028
   1,400   Google, Inc. - Class A (a)                                    410,144
   1,400   Hewlett-Packard Co.                                            49,392
  12,600   Intel Corp.                                                   173,880
   5,400   International Business Machines Corp.                         440,640
  23,700   Oracle Corp. (a)                                              381,333
--------------------------------------------------------------------------------
                                                                       3,348,411
--------------------------------------------------------------------------------

Number
of Shares                                                                  Value
================================================================================
           MATERIALS - 2.9%
   9,200   Monsanto Co.                                              $   728,640
--------------------------------------------------------------------------------
           TELECOMMUNICATION SERVICES - 3.5%
  30,900   AT&T, Inc.                                                    882,504
--------------------------------------------------------------------------------
           TOTAL COMMON STOCK - 78.9%
           (Cost $26,926,715)                                         19,904,772
--------------------------------------------------------------------------------
           EXCHANGE-TRADED FUNDS - 4.4%
           FINANCIALS - 4.4%
  12,000   Midcap SPDR Trust Series 1
           (Cost $1,020,390)                                           1,123,080
--------------------------------------------------------------------------------
           TOTAL LONG-TERM INVESTMENTS - 83.3%
           (Cost $27,947,105)                                         21,027,852
--------------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS - 19.5%

           MONEY MARKET FUND - 19.5%
4,936,929  Fidelity U.S. Treasury Money Market Fund
           (Cost $4,936,929)                                           4,936,929
--------------------------------------------------------------------------------

CONTRACTS
(100 SHARES                                                       EXPIRATION   EXERCISE
PER CONTRACT)  CALL OPTIONS PURCHASED (a)(b)                            DATE      PRICE       VALUE
===================================================================================================
               CALL OPTIONS PURCHASED - 2.8%
      200      SPDR Trust Series 1                         December 19, 2009    $    80 $   394,000
      100      SPDR Trust Series 1                             June 20, 2009         60     317,750
---------------------------------------------------------------------------------------------------
               TOTAL CALL OPTIONS PURCHASED
               (Cost $1,754,600)                                                            711,750
---------------------------------------------------------------------------------------------------
               TOTAL INVESTMENTS - 105.6%
               (Cost $34,638,634)                                                        26,676,531
               Liabilities in excess of Other Assets - (0.7%)                             (174,169)
               Total Options Written - (4.9%)                                           (1,237,711)
---------------------------------------------------------------------------------------------------
               NET ASSETS - 100.0%                                                      $25,264,651
===================================================================================================


(a) All or a portion of all long-term investments represents cover for written options.
(b)  Non-income producing security.

See notes to financial statements.
l0 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund | Portfolio of Investments continued

CONTRACTS
(100 SHARES                                             EXPIRATION             EXERCISE
PER CONTRACT)  CALL OPTIONS WRITTEN (a)                       DATE                PRICE       VALUE
---------------------------------------------------------------------------------------------------
       87      Adobe Systems, Inc.                January 17, 2009             $  30.00 $     3,915
      235      Aflac, Inc.                       December 20, 2008                45.00      95,175
       96      Apache Corp.                      December 20, 2008                75.00      67,200
      112      Apple, Inc.                       December 20, 2008               105.00      21,224
      309      AT&T, Inc.                        December 20, 2008                27.00      73,696
      405      Bank of America Corp.             December 20, 2008                22.50       5,062
      118      Chevron Corp.                      January 17, 2009                75.00     107,380
      137      Cisco Systems, Inc.                January 17, 2009                17.50      14,933
      120      Coca-Cola Co. (The)                January 17, 2009                50.00      20,700
       60      Coca-Cola Co. (The)               December 20, 2008                47.50      10,050
      154      CVS Caremark Corp.                December 20, 2008                30.00      17,710
      404      EMC Corp.                          January 17, 2009                14.00       7,474
      130      Emerson Electric Co.               January 17, 2009                40.00      20,150
       20      First Solar, Inc.                    March 21, 2009               150.00      43,200
      232      Gilead Sciences, Inc.             December 20, 2008                45.00      46,400
       65      Goldman Sachs Group, Inc.         December 20, 2008                80.00      48,913
       14      Google, Inc. Class A               January 17, 2009               350.00      12,040
       14      Hewlett-Packard Co.               December 20, 2008                35.00       2,905
      125      Honeywell International, Inc.      January 17, 2009                30.00      20,938
      248      Honeywell International, Inc.     December 20, 2008                35.00       2,480
      126      Intel Corp.                        January 17, 2009                17.50       2,709
       54      International Business
               Machines Corp.                     January 17, 2009               100.00       5,130
      118      Johnson & Johnson                  January 17, 2009                70.00       3,540
      242      JPMorgan Chase & Co.               January 17, 2009                30.00     114,950
      142      McDonald's Corp.                   January 17, 2009                67.50       8,875
      120      Midcap SPDR Trust Series 1        December 20, 2008                90.00      84,000
       92      Monsanto Co.                      December 20, 2008                75.00      63,940
      237      Oracle Corp.                       January 17, 2009                20.00       5,925
      237      Pfizer, Inc.                      December 20, 2008                20.00         830
       95      Procter & Gamble Co.               January 17, 2009                70.00      11,875
      118      Schlumberger Ltd.                  January 17, 2009                50.00      71,390
      300      SPDR Trust Series 1               December 20, 2008                90.00     132,000
       86      Target Corp.                       January 17, 2009                40.00      16,942
      221      Target Corp.                      December 20, 2008                40.00      16,575
      137      Union Pacific Corp.                January 17, 2009                55.00      31,510
      154      United Technologies Corp.          January 17, 2009                60.00       8,855
      214      Valero Energy Corp.               December 20, 2008                20.00      17,120
---------------------------------------------------------------------------------------------------
               TOTAL CALL OPTIONS WRITTEN
               (Premiums received $926,650)                                             $ 1,237,711
===================================================================================================
(a)  Non-income producing security.


See notes to financial statements.
                                          Annual Report | November 30, 2008 | 11

HCE | Fiduciary/Claymore Dynamic Equity Fund
Statement of ASSETS AND LIABILITIES | November 30, 2008

ASSETS
   Investments, at value (cost $34,638,634)                                                     $   26,676,531
   Cash                                                                                                 99,892
   Dividends receivable                                                                                 81,973
   Interest receivable                                                                                   7,876
   Other assets                                                                                          3,927
--------------------------------------------------------------------------------------------------------------
      Total assets                                                                                  26,870,199
--------------------------------------------------------------------------------------------------------------
LIABILITIES
   Options written, at value (premiums received of $926,650)                                         1,237,711
   Payable for securities purchased                                                                    258,420
   Advisory fee payable                                                                                 10,364
   Administration fee payable                                                                              572
   Accrued expenses                                                                                     98,481
--------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                              1,605,548
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                         $25,264,651
==============================================================================================================
COMPOSITION OF NET ASSETS
Common stock, $.01 par value per share; unlimited number of shares authorized,
   5,705,240 shares issued and outstanding                                                      $       57,052
Additional paid-in capital                                                                         104,335,944
Accumulated net realized loss on investments and options                                           (70,855,181)
Accumulated net unrealized depreciation on investments, options and swaps                           (8,273,164)
--------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                      $   25,264,651
==============================================================================================================
NET ASSET VALUE (based on 5,705,240 common shares outstanding)                                  $         4.43
==============================================================================================================

See notes to financial statements.
l2 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund
Statement of OPERATIONS | FOR THE YEAR ENDED NOVEMBER 30, 2008

INVESTMENT INCOME
   Dividends (net of foreign withholding taxes of $91)                       $    1,566,198
   Interest                                                                         286,616
--------------------------------------------------------------------------------------------------------------
Total Income                                                                                    $    1,852,814
--------------------------------------------------------------------------------------------------------------
EXPENSES
   Advisory fee                                                                     935,894
   Professional fees                                                                184,812
   Trustees' fees and expenses                                                      136,983
   Custodian fee                                                                     61,666
   Interest expense and fees                                                         59,241
   Printing expense                                                                  51,701
   Fund accounting                                                                   36,444
   Administration fee                                                                25,737
   NYSE listing fee                                                                  21,921
   Transfer agent fee                                                                18,639
   Miscellaneous                                                                     13,417
   Insurance                                                                         12,511
--------------------------------------------------------------------------------------------------------------
      Total expenses                                                                                 1,558,966
      Advisory fees waived                                                                             (14,448)
--------------------------------------------------------------------------------------------------------------
      Net expenses                                                                                   1,544,518
--------------------------------------------------------------------------------------------------------------
      NET INVESTMENT INCOME                                                                            308,296
--------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND OPTIONS
   Net realized gain (loss) on:
      Investments                                                                                  (36,085,626)
      Options                                                                                       (3,933,699)
      Swaps                                                                                        (30,030,185)
   Net change in unrealized appreciation/(depreciation) on:
      Investments                                                                                   (9,738,610)
      Options                                                                                       (1,964,569)
      Swaps                                                                                            723,327
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized loss                                                                (81,029,362)
--------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                            $  (80,721,066)
==============================================================================================================

See notes to financial statements.
                                          Annual Report | November 30, 2008 | 13

HCE | Fiduciary/Claymore Dynamic Equity Fund
Statement of CHANGES IN NET ASSETS|

                                                                                    FOR THE            FOR THE
                                                                                 YEAR ENDED         YEAR ENDED
                                                                          NOVEMBER 30, 2008  NOVEMBER 30, 2007
==============================================================================================================
Increase (Decrease) in Net Assets from Operations
   Net investment income (loss)                                                $    308,296     $      145,530
   Net realized gain/(loss) on investments, options, and swap transactions      (70,049,510)        11,316,673
   Net change in unrealized appreciation (depreciation) on investments,
      options and swap transactions.                                            (10,979,852)         2,117,063
--------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from operations           (80,721,066)        13,579,266
--------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
   From and in excess of net investment income                                   (3,581,196)        (9,698,908)
      Return of capital                                                          (4,349,088)                --
--------------------------------------------------------------------------------------------------------------
      Total Distributions                                                        (7,930,284)        (9,698,908)
--------------------------------------------------------------------------------------------------------------
      Total increase/(decrease) in net assets                                   (88,651,350)         3,880,358
Net Assets
   Beginning of period                                                          113,916,001        110,035,643
--------------------------------------------------------------------------------------------------------------
   End of period (including accumulated net investment income of $0
      and $74,122, respectively)                                               $ 25,264,651     $  113,916,001
==============================================================================================================

See notes to financial statements.
14 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund
Financial HIGHLIGHTS |

                                                                                                                     FOR THE PERIOD
                                                                              FOR THE        FOR THE       FOR THE  APRIL 29, 2005*
PER SHARE OPERATING PERFORMANCE                                            YEAR ENDED     YEAR ENDED    YEAR ENDED          THROUGH
FOR A COMMON SHARE OUTSTANDING THROUGHOUT THE PERIOD                     NOVEMBER 30,   NOVEMBER 30,  NOVEMBER 30,    NOVEMBER 30,
                                                                                 2008           2007          2006             2005
====================================================================================================================================
NET ASSET VALUE, BEGINNING OF PERIOD                                        $   19.97     $    19.29     $   19.65      $   19.10(b)
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
   Net investment income/(loss) (a)                                              0.05           0.03         (0.07)         (0.02)
   Net realized and unrealized gain/(loss) on investments and options          (14.20)          2.35          1.41           1.46
------------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                                         (14.15)          2.38          1.34           1.44
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
   From and in excess of net investment income                                  (0.63)         (1.70)        (1.70)         (0.85)
   Return of capital                                                            (0.76)          -             -              -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                             (1.39)         (1.70)        (1.70)         (0.85)
------------------------------------------------------------------------------------------------------------------------------------
OFFERING EXPENSES CHARGED TO PAID-IN CAPITAL                                       -              -             -           (0.04)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                              $    4.43     $    19.97     $   19.29      $   19.65
------------------------------------------------------------------------------------------------------------------------------------
MARKET VALUE, END OF PERIOD                                                 $    3.03     $    17.08     $   18.83      $   17.72
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN (c)
   Net asset value                                                             (75.49)%        12.87%         7.14%          7.37%
   Market value                                                                (79.94)%        (0.55)%       16.31%         (7.36)%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (thousands)                                       $  25,265     $  113,916     $ 110,036      $112,098
Ratio of net expenses to average net assets                                      1.67%(e)       1.48%         1.49%         1.54%(d)
Ratio of net investment income (loss) to average net assets                      0.33%(e)       0.13%        (0.37)%      (0.17)%(d)
Portfolio turnover rate                                                          112%           151%          136%           232%
====================================================================================================================================
*    Commencement of investment operations.

(a)  Based on average shares outstanding during the period.

(b)  Before deduction of offering expenses charged to capital.

(c) Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value ("NAV") or market price per share.
     Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund's Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(d)  Annualized for 2005.

(e) For the year ended November 30, 2008, the Adviser voluntarily waived fees and expenses equal to approximately 0.01% of average net assets. Without this fee waiver, the ratio of expense to average net assets and ratio of net investment income would have been 1.68% and 0.32%, respectively.

See notes to financial statements.
                                          Annual Report | November 30, 2008 | 15

HCE | Fiduciary/Claymore Dynamic Equity Fund
Notes to FINANCIAL STATEMENTS | NOVEMBER 30, 2008


Note 1 - ORGANIZATION:
Fiduciary/Claymore Dynamic Equity Fund (the "Fund") was organized as a Delaware statutory trust on December 15, 2004. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide a high level of current income and current gains and, to a lesser extent, capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities and writing (selling) call options on a substantial portion of its portfolio securities. There can be no assurance that the Fund's investment objective will be achieved.

Note 2 - ACCOUNTING POLICIES:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. The following is a summary of significant accounting policies followed by the Fund.

(a) VALUATION OF INVESTMENTS
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal OTC market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Short-term securities having a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value.

For those securities whose quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Valuations in accordance with these procedures are intended to reflect each security's (or asset's) "fair value". Such "fair value" is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security,
(iii) the existence of any contractual restrictions on the security's disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained form the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities),(vii) an analysis of the company's financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g., the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

In September, 2006, the FASB issued Statement of Financial Accounting
Standards No. 157, "Fair Valuation Measurements" ("FAS 157"). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 establishes three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (i.e. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (i.e. discounted cash flow analysis; non-market based methods used to determine fair valuation). Details as of November 30, 2008 were as follows:
     DESCRIPTION                                 OPTIONS AND
(VALUES IN $000S)      SECURITIES          OTHER DERIVATIVES               TOTAL
--------------------------------------------------------------------------------
       ASSETS:
       Level 1            $25,965                     $    -             $25,965
       Level 2                  -                        712                 712
       Level 3                  -                          -                   -
--------------------------------------------------------------------------------
         Total            $25,965                     $  712             $26,677
--------------------------------------------------------------------------------
  LIABILITIES:
       Level 1            $     -                     $1,238             $ 1,238
       Level 2                  -                          -                   -
       Level 3                  -                          -                   -
--------------------------------------------------------------------------------
         Total                  -                     $1,238             $ 1,238
--------------------------------------------------------------------------------
(b) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) OPTIONS
The Fund will pursue its primary objective by employing an option strategy of writing (selling) covered call options on common stocks. The Fund seeks to produce a high level of current income and gains generated from option writing premiums and, to a lesser extent, from dividends. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or "strike" price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put).

The Fund may also pursue its option strategy (with respect to 25% of its total assets) through writing covered call-on-call option positions. In a covered call-on-call strategy, the Fund achieves its long exposure to the underlying stock through the purchase of a call option, and simultaneously sells an option on the same security at a higher exercise price.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call but has retained the risk of loss should the price of the underlying security decline by more than the amount of the premium received for the option. The writer of an option has no control over the time when it may be required to fulfill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

(d) VARIANCE SWAPS
A variance swap is an instrument which allows counterparties to trade future realized volatility of an underlying asset against its current implied volatility. The swaps are valued at current market value and any unrealized gain or loss is included in the Statement of Operations. Once a variance swap contract is closed, the net amount received or paid is recorded as realized gain/loss on swaps. During the period the swap agreement is open, the

16 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund | Notes to Financial Statements continued


Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement. As of November 30, 2008 there were no swap agreements outstanding.

(e) DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and pays quarterly dividends to common shareholders. These dividends consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Realized short-term capital gains are considered ordinary income for tax purposes and will be reclassified at the Fund's fiscal year end on the Fund's Statement of Assets and Liabilities from accumulated net realized gain to accumulated undistributed net investment income. Any net realized long-term gains are distributed annually to common shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Note 3 - INVESTMENT ADVISORY AGREEMENT, SUB-ADVISORY AGREEMENT
         AND OTHER AGREEMENTS:
Pursuant to an Investment Advisory Agreement (the "Agreement") between the Fund and Claymore Advisors, LLC (the "Adviser"), the Adviser will furnish offices, necessary facilities and equipment, provide administrative services, oversee the activities of Fiduciary Asset Management, LLC (the Fund's "Sub-Adviser"), provide personnel including certain officers required for its administrative management and pay the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for these services, the Fund will pay the Adviser an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily Managed Assets (net assets plus any assets attributable to financial leverage).

Pursuant to a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser under the supervision of the Fund's Board of Trustees and the Adviser, provides a continuous investment program for the Fund's portfolio; provides investment research; makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel, including certain officers required for its administrative management and pays the compensation of all officers and trustees of the Fund who are its affiliates. As compensation for its services, the Adviser pays the Sub-Adviser a fee, payable monthly, in an annual amount equal to 0.50% of the Fund's average daily Managed Assets.

Effective October 21, 2008, the Adviser implemented a fee waiver of 0.50%, all of which was allocated to the Sub-Adviser.

Under a separate Fund Administration agreement the Adviser provides fund administration services to the Fund. As compensation for services performed under the Administration Agreement, the Adviser receives an administration fee payable monthly at an annual rate set forth below as a percentage of the average daily Managed Assets:

MANAGED ASSETS                                                              RATE
================================================================================
First $200,000,000                                                       0.0275%
Next $300,000,000                                                        0.0200%
Next $500,000,000                                                        0.0150%
Over $1,000,000,000                                                      0.0100%

The Bank of New York Mellon ("BNY") acts as the Fund's custodian, accounting agent and transfer agent. As custodian, BNY is responsible for the custody of the Fund's assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund's securities and cash. As transfer agent, BNY is responsible for performing transfer agency services for the Fund.

Certain officers and trustees of the Fund are also officers and directors of the Adviser and Sub-Adviser. The Fund does not compensate its officers or trustees who are officers of the two aforementioned firms.

Note 4 - FEDERAL INCOME TAXES:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference primarily relating to a distribution of capital gains for tax purposes in the amount of $3,198,778 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

Information on the tax components of investments, excluding written options as of November 30, 2008 is as follows:

    Cost of                                                             Net Tax
Investments                Gross Tax           Gross Tax             Unrealized
    for Tax               Unrealized          Unrealized           Appreciation
   Purposes             Appreciation        Depreciation         on Investments
================================================================================
$36,967,677                 $298,670       $(10,589,816)           $(10,291,146)
--------------------------------------------------------------------------------

                      Undistributed       Undistributed
                           Ordinary           Long-Term
                            Income/              Gains/                   Other
                       (Accumulated        (Accumulated               Temporary
                     Ordinary Loss)       Capital Loss)             Differences
================================================================================
                                 $0       $(68,526,138)               $(311,061)
--------------------------------------------------------------------------------
At November 30, 2008 for federal income tax purposes, the Fund had a capital loss carryforward of $68,471,517 available to offset possible future capital gains. The capital loss carryforward is set to expire November 30, 2016.

Capital losses Incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of each the Fund's next taxable year. During the year ended November 30, 2008, the Fund incurred and will elect to defer net capital losses of $54,621.

The differences between book basis and tax basis unrealized appreciation/ (depreciation) are attributable to the deferral of losses for tax purposes on wash sales.

For the year ended November 30, 2008, the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, was $3,581,196 of ordinary income and return of capital of $4,349,088. For the year ended November 30, 2007, the tax character of distributions paid was $8,846,313 of ordinary income and $852,595 of long-term gain.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or

                                          Annual Report | November 30, 2008 | l7

HCE | Fiduciary/Claymore Dynamic Equity Fund | Notes to Financial Statements continued


expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Management has evaluated the implications of Fin 48 and has determined it does not have any impact on the financial statements as of November 30, 2008. Tax years for 2005, 2006 and 2007 are still subject to examination by major jurisdictions.

Note 5 - INVESTMENTS AND OPTIONS WRITTEN:
For the year ended November 30, 2008, purchases and sales of investments, excluding written options and short-term securities were $102,088,938 and $147,151,913, respectively.

The Fund entered into written option contracts
during the period ended November 30, 2008. Details of the transactions were as follows:
                                        NUMBER OF CONTRACTS   PREMIUMS RECEIVED
================================================================================
Options outstanding, beginning of period             20,823         $ 3,953,921
Options written during the period                   220,201          43,851,633
Options expired during the period                   (28,266)         (5,956,277)
Options closed during the period                   (206,189)        (40,812,405)
Options assigned during the period                     (791)           (110,222)
--------------------------------------------------------------------------------
Options outstanding, end of period                    5,778           $ 926,650
--------------------------------------------------------------------------------

Note 6 - BORROWINGS:
On September 18, 2008, the Fund entered into a $25,000,000 credit facility agreement. Interest on the amount borrowed is based on the 1-month LIBOR plus 1.10%. An unused fee of 0.20% is charged on the difference between the $25,000,000 credit facility and the amount borrowed. At November 30, 2008 there was $0 outstanding in connection with the Fund's credit facility. The average daily amount of borrowings on the credit facility during the year ended November 30, 2008 was $920,765 with a related average interest rate of 4.28%. The maximum amount outstanding during the year ended November 30, 2008, was $20,000,000. On December 29, 2008, the Fund terminated this credit facility agreement.

Note 7 - CAPITAL:
COMMON SHARES
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 5,705,240 issued and outstanding.

There were no transactions in common shares during the year ended November 30, 2008.

At November 30, 2008, Claymore Advisors, LLC the Fund's investment adviser and administrator, owned 5,633 shares.

Note 8 - INDEMNIFICATIONS:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 9 - ACCOUNTING PRONOUNCEMENTS:
In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of November 30, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Note 10 - SUBSEQUENT EVENT:
On December 23, 2008 the Fund announced that its Board of Trustees adopted a proposal to liquidate the Fund. Subject to shareholder approval of the plan of liquidation and dissolution adopted by the Board of Trustees, the Fund plans to sell its assets, discharge its liabilities and distribute the net proceeds to shareholders.

Effective December 1, 2008, the Adviser increased the voluntary waiver of its advisory fee to 1.00% of the Fund's Managed Assets.

18 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund
Report of INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM |


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND

We have audited the accompanying statement of assets and liabilities of Fiduciary/Claymore Dynamic Equity Fund, (the "Fund"), including the portfolio of investments, as of November 30, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the three years then ended and for the period from April 29, 2005 (commencement of operations) through November 30, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the Fund's custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fiduciary/Claymore Dynamic Equity Fund as of November 30, 2008, and the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and financial highlights for each of the three years then ended and for the period from April 29, 2005 (commencement of operations) through November 30, 2005, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ ERNST & YOUNG LLP


Chicago, Illinois
January 23, 2009


                                          Annual Report | November 30, 2008 | 19

HCE | Fiduciary/Claymore Dynamic Equity Fund
Supplemental INFORMATION | (unaudited)


FEDERAL INCOME TAX INFORMATION
Qualified dividend income of as much as $1,455,612 was received by the Fund through November 30, 2008. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For corporate shareholders, $1,437,632 of investment income qualifies for the dividends-received deduction.

In January 2009, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2008.


RESULTS OF SHAREHOLDER VOTE
The Annual Meeting of Shareholders of the Fund was held on July 22, 2008. Common shareholders voted on the election of Trustees.

With regard to the election of the following Class III Trustees by common shareholders of the Fund:


                                                 # OF SHARES         # OF SHARES
                                                    IN FAVOR            WITHHELD
================================================================================
Robert B. Karn III                                 4,929,749             116,147
John M. Roeder                                     4,932,699             113,197
Ronald E. Toupin, Jr.                              4,929,369             116,527

The other Trustees of the Fund whose terms did not expire in 2008 are Randall C. Barnes, Nicholas Dalmaso, Joseph E. Gallagher Jr., Howard H. Kaplan and Ronald
A. Nyberg.





TRUSTEES
The Trustees of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:
                                                                                          NUMBER OF
NAME, ADDRESS*, YEAR OF       TERM OF OFFICE**      PRINCIPAL OCCUPATIONS DURING          FUNDS IN
BIRTH AND POSITION(S)         AND LENGTH OF         THE PAST FIVE YEARS AND               FUND COMPLEX***        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT          TIME SERVED           OTHER AFFILIATIONS                    OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
====================================================================================================================================
INDEPENDENT TRUSTEES:
====================================================================================================================================
Randall C. Barnes             Since 2005            Investor (2001-present). Formerly,           43              None.
Year of birth: 1951                                 Senior Vice President & Treasurer
Trustee                                             (1993-1997), President, Pizza Hut
                                                    International (1991-1993) and Senior
                                                    Vice President, Strategic Planning
                                                    and New Business Development (1987-1990)
                                                    of PepsiCo, Inc. (1987-1997).
------------------------------------------------------------------------------------------------------------------------------------
Howard H. Kaplan              Since 2005            Partner of Stinson Morrison Hecker, LLP,     2               None.
Year of birth: 1969                                 a law firm providing legal advice in
Trustee                                             business law and litigation matters
                                                    (2007-present). Formerly, principal
                                                    of Blumenfeld, Kaplan & Sandweiss a law
                                                    firm providing legal advice in business
                                                    law and litigation (1994-2007).
------------------------------------------------------------------------------------------------------------------------------------
Robert B. Karn III            Since 2005            Consultant (1998-present). Previously,       2               Director of Peabody
Year of birth: 1942                                 Managing Partner, Financial and Economic                     Energy Company, GP,
Trustee                                             Consulting St. Louis Office of Arthur                        Natural Resource
                                                    Andersen, LLP.                                               Partners LLC and
                                                                                                                 Kennedy Capital
                                                                                                                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Ronald A. Nyberg              Since 2005            Partner of Nyberg & Cassioppi, LLC, a        46              None.
Year of birth: 1953                                 law firm specializing in corporate law,
Trustee                                             estate planning and business transactions
                                                    (2000-present). Formerly, Executive Vice
                                                    President, General Counsel and Corporate
                                                    Secretary of Van Kampen Investments
                                                    (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------
John M. Roeder                Since 2005            Financial consultant (1999-present).        2                Director, LMI
Year of birth: 1943                                 Formerly, Director in Residence at The                       Aerospace.
Trustee                                             Institute for Excellence in Corporate
                                                    Governance of the University of Texas at
                                                    Dallas School of Management. (2005-2007)
                                                    Office Managing Partner Arthur Andersen,
                                                    LLP. (1966-1999)
------------------------------------------------------------------------------------------------------------------------------------
Ronald E. Toupin, Jr.         Since 2005            Retired. Formerly, Vice President, Manager   43              None.
Year of birth: 1958                                 and Portfolio Manager of Nuveen Asset
Trustee                                             Management (1998-1999), Vice President of
                                                    Nuveen Investment Advisory Corp. (1992-1999),
                                                    Vice President and Manager of Nuveen Unit
                                                    Investment Trusts (1991-1999), and Assistant
                                                    Vice President and Portfolio Manager of Nuveen
                                                    Unit Investment Trusts (1988-1999), each of
                                                    John Nuveen & Co., Inc. (1982-1999).
------------------------------------------------------------------------------------------------------------------------------------

20 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund | Supplemental Information (unaudited) continued

                                                                                          NUMBER OF
NAME, ADDRESS*, YEAR OF       TERM OF OFFICE**      PRINCIPAL OCCUPATIONS DURING          FUNDS IN
BIRTH AND POSITION(S)         AND LENGTH OF         THE PAST FIVE YEARS AND               FUND COMPLEX***        OTHER DIRECTORSHIPS
HELD WITH REGISTRANT          TIME SERVED           OTHER AFFILIATIONS                    OVERSEEN BY TRUSTEE    HELD BY TRUSTEE
====================================================================================================================================
INDEPENDENT TRUSTEES:
====================================================================================================================================
Nicholas Dalmaso+             Since 2005            Attorney. Formerly, Senior                   45              None.
Year of birth: 1965                                 Managing Director and Chief
Trustee                                             Administrative Officer (2007-2008)
                                                    and General Counsel (2001-2007)
                                                    of Claymore Advisors, LLC and
                                                    Claymore Securities, Inc. Formerly,
                                                    Assistant General Counsel, John
                                                    Nuveen and Company Inc. (1999-2000).
                                                    Former Vice President and Associate
                                                    General Counsel of Van Kampen
                                                    Investments, Inc. (1992-1999).
------------------------------------------------------------------------------------------------------------------------------------
Joseph E. Gallagher, Jr.++    Since 2005            Executive Managing Director and              2               Member of the
8235 Forsyth Blvd.                                  Chief Operating Officer of Fiduciary                         Board of Directors
Suite 700                                           Asset Management, LLC (1994-present).                        for the Rossman
St. Louis, MO 63105                                 Member of the St. Louis Chapter of                           School.
Year of Birth: 1956                                 the National Association for Business
Trustee                                             Economics.
------------------------------------------------------------------------------------------------------------------------------------

*    Address for all Trustees unless otherwise noted: 2455 Corporate West Drive,
     Lisle, IL 60532
** After a Trustee's initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:
     - Messrs. Barnes and Dalmaso, as Class I trustees, are expected to stand for re-election at the Fund's 2009 annual meeting of shareholders.
     - Messrs. Gallagher, Kaplan and Nyberg, as Class II trustees, are expected to stand for re-election at the Fund's 2010 annual meeting of shareholders.
     - Messrs. Roeder, Toupin and Karn, as Class III trustees, are expected to stand for re-election at the Fund's 2011 annual meeting of shareholders.
*** The Claymore Fund Complex consists of U.S. registered investment companies advised or serviced by Claymore Advisors, LLC or Claymore Securities, Inc.
+ Mr. Dalmaso is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund as a result of his former position as an officer of and his equity ownership in Claymore Advisors, LLC the Fund's Investment
     Adviser and certain of its affiliates.
++ Mr. Gallagher is an "interested person" (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Fiduciary Asset Management, LLC, the Fund's Sub-Adviser.

OFFICERS
The Officers of the Fiduciary/Claymore Dynamic Equity Fund and their principal occupations during the past five years:

NAME, ADDRESS*, YEAR OF BIRTH AND                TERM OF OFFICE** AND                PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
POSITION(S) HELD WITH REGISTRANT                 LENGTH OF TIME SERVED               AND OTHER AFFILIATIONS
====================================================================================================================================
OFFICERS:
====================================================================================================================================
J. Thomas Futrell                                Effective May 29, 2008              Senior Managing Director and Chief Investment
Year of birth: 1955                                                                  Officer of Claymore Advisors, LLC and Claymore
Chief Executive Officer                                                              Securities Inc.(2008-Present).  Formerly,
                                                                                     Managing Director of Research, Nuveen Asset
                                                                                     Management (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Kevin Robinson                                   Effective May 29, 2008              Senior Managing Director and General Counsel of
Year of birth: 1959                                                                  Claymore Advisors, LLC and Claymore Group, Inc.
Chief Legal Officer                                                                  (2007-present). Formerly, Associate General
                                                                                     Counsel and Assistant Corporate Secretary of
                                                                                     NYSE Euronext, Inc. (2000-2007).
------------------------------------------------------------------------------------------------------------------------------------
Steven M. Hill                                   Since 2005                          Senior Managing Director of Claymore Advisors,
Year of birth: 1964                                                                  LLC and Claymore Securities, Inc.
Chief Accounting Officer,                                                            (2005-present). Formerly, Chief Financial
Chief Financial Officer                                                              Officer of Claymore Group Inc. (2005-2006);
and Treasurer                                                                        Managing Director of Claymore Advisors,
                                                                                     LLC and Claymore Securities, Inc. (2003-2005).
                                                                                     Treasurer of Henderson Global Funds and
                                                                                     Operations Manager for Henderson Global
                                                                                     Investors (NA) Inc., (2002-2003). Managing
                                                                                     Director, FrontPoint Partners LLC (2001-2002).
------------------------------------------------------------------------------------------------------------------------------------
Bruce Saxon                                      Since 2006                          Vice President-Fund Compliance Officer of
Year of birth: 1957                                                                  Claymore Group Inc. (2006 to present). Chief
Chief Compliance Officer                                                             Compliance Officer/Assistant Secretary of
                                                                                     Harris Investment Management, Inc. (2003-2006).
                                                                                     Director-Compliance of Harrisdirect LLC
                                                                                     (1999-2003).
------------------------------------------------------------------------------------------------------------------------------------
Mark Mathiasen                                   Since 2007                          Assistant Vice President, Assistant General
Year of birth: 1978                                                                  Counsel of Claymore Advisors, LLC
Secretary                                                                            (2007-present). Secretary of certain funds
                                                                                     in the Funds Complex. Previously, Law Clerk
                                                                                     for the Idaho State Courts (2003-2007).
------------------------------------------------------------------------------------------------------------------------------------
Charles D. Walbrandt                             Since 2008                          Founding Principal, Chief Executive Officer &
Year of birth: 1938                                                                  Chief Investment Officer of Ficuciary Asset
Vice President                                                                       Management, LLC (1994-Present).
------------------------------------------------------------------------------------------------------------------------------------
James Cunnane, Jr                                Since 2007                          Managing Director, Senior Portfolio Manager of
Year of birth: 1970                                                                  Fiduciary Asset Management, LLC (1996-Present)
Vice President
------------------------------------------------------------------------------------------------------------------------------------
*    Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

                                          Annual Report | November 30, 2008 | 21

HCE | Fiduciary/Claymore Dynamic Equity Fund
Dividend Reinvestment PLAN | (unaudited)

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by the Bank of New York Mellon (the "Plan Administrator"), Administrator for shareholders in the Fund's Dividend Reinvestment Plan (the "Plan"), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder's common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants' accounts, depending upon the circumstances described below, either
(i) through receipt of additional unissued but authorized common shares from the Fund ("Newly Issued Common Shares") or (ii) by purchase of outstanding common shares on the open market ("Open-Market Purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, BNY Mellon Shareowner Services P.O. Box 358015 Pittsburgh PA 15252-8015, Phone Number: (866) 488-3559.


22 | Annual Report | November 30, 2008

HCE | Fiduciary/Claymore Dynamic Equity Fund

Report in Connection with the Annual Review of the INVESTMENT ADVISORY AGREEMENT and
INVESTMENT SUB-ADVISORY AGREEMENT FOR FIDUCIARY/
CLAYMORE DYNAMIC EQUITY FUNDl (unaudited)

On October 6, 20 and 21, 2008, the Nominating and Governance Committee (referred to as the "Committee" and consisting solely of all those trustees who are not interested persons as defined by the Investment Company Act of 1940, the "Independent Trustees") of the Board of Trustees of the Fiduciary/Claymore Dynamic Equity Fund (the "Fund") met independently of Fund management and of the interested trustees of the Board of Trustees to consider the renewal of: (1) the investment advisory agreement ("Investment Advisory Agreement") between the Fund and Claymore Advisors, LLC ("Adviser") and (2) the investment sub-advisory agreement ("Investment Sub-Advisory Agreement") among the Adviser, the Fund and Fiduciary Asset Management, LLC ("Sub-Adviser"). (The Investment Advisory Agreement and the Investment Sub-Advisory Agreement are together referred to as the "Advisory Agreements.") As part of its review process, the Committee was represented by independent legal counsel. The Committee reviewed materials received from the Adviser, the Sub-Adviser and independent legal counsel.

In preparation for their review, the Committee members communicated with independent legal counsel regarding the nature of information to be requested for evaluation, and independent legal counsel, on behalf of the Committee, sent a formal request for information. Among other information, the Adviser and Sub-Adviser provided general information to assist the Committee in assessing the nature and quality of services provided by the Adviser and Sub-Adviser and information comparing the investment performance, advisory fees and total expenses of the Fund to other funds, information about the profitability from the Advisory Agreements to each of the Adviser and the Sub-Adviser and the compliance matters affecting each of the Adviser and the Sub-Adviser.

The Committee requested additional information from the Adviser and Sub-Adviser including information regarding strategic alternatives for the Fund in light of the Fund's performance in September and October, 2008. The Board of Trustees of the Fund met on October 20 and 21 and November 11, 2008 to consider renewal of the Advisory Agreements. As the Board of Trustees considered the options available to the Fund, the Board concluded that it was in the best interest of the Fund to renew each of the Advisory Agreements on an interim basis until the later of January 21, 2009 or the next in-person meeting of the Board of Trustees.



                                          Annual Report | November 30, 2008 | 23

                     (This page is intentionally left blank)

                     (This page is intentionally left blank)

                     (This page is intentionally left blank)

HCE | Fiduciary/Claymore Dynamic Equity Fund
Fund INFORMATION |

BOARD OF TRUSTEES
Randall C. Barnes

Nicholas Dalmaso*

Joseph E. Gallagher, Jr.**

Howard H. Kaplan

Robert B. Karn III

Ronald A. Nyberg

John M. Roeder

Ronald E. Toupin, Jr.


* Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, as a result of his former position as an officer of, and his equity ownership in, the Fund's Investment Adviser and certain of its affiliates.

** Trustee is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended.


OFFICERS
J.Thomas Futrell
Chief Executive Officer

Kevin Robinson
Chief Legal Officer

Steven M. Hill
Chief Accounting Officer, Chief
Financial Officer and Treasurer

Bruce Saxon
Chief Compliance Officer

Mark Mathiasen
Secretary

Charles D. Walbrandt
Vice President

James Cunnane, Jr
Vice President

INVESTMENT ADVISER
AND ADMINISTRATOR
Claymore Advisors, LLC
Lisle, Illinois

INVESTMENT SUB-ADVISER
Fiduciary Asset Management, LLC
St. Louis, Missouri

ACCOUNTING AGENT, CUSTODIAN
AND TRANSFER AGENT
The Bank of New York Mellon
New York, New York

LEGAL COUNSEL
Skadden, Arps, Slate,
Meagher & Flom LLP
Chicago, Illinois

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
Ernst & Young LLP
Chicago, Illinois



PRIVACY PRINCIPLES OF FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND FOR SHAREHOLDERS The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Claymore Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

QUESTIONS CONCERNING YOUR SHARES OF FIDUCIARY/CLAYMORE DYNAMIC EQUITY FUND?

     o    If your shares are held in a Brokerage Account, contact your Broker.

     o If you have physical possession of your shares in certificate form, contact the Fund's Custodian and Transfer Agent: The Bank of New York Mellon Mellon, 101 Barclay 11W New York, New York 10286; (866) 488-3559

This report is sent to shareholders of Fiduciary/Claymore Dynamic Equity Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (800) 345-7999 or on the U.S. Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30 is also available, without charge and upon request by calling the Fund at (800) 345-7999 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC website at http://www.sec.gov. The Fund's Form N-Q may also be viewed and copied at the SEC's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 or at www.claymore.com.

In August 2008, the Fund submitted a CEO annual certification to the New York Stock Exchange ("NYSE") in which the Fund's principal executive officer certified that he was not aware, as of the date of the certification, of any violation by the Fund of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related Securities and Exchange Commission ("SEC") rules, the Fund's principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal control over financial reporting.

                                          Annual Report | November 30, 2008 | 27

HCE | Fiduciary/Claymore Dynamic Equity Fund
About the FUND MANAGER |


FIDUCIARY ASSET MANAGEMENT, LLC
Fiduciary is a registered investment adviser that manages a broad array of equity and fixed-income portfolios primarily for institutional investors and is based in St. Louis, Missouri. As of November 30, 2008 Fiduciary currently supervises and manages approximately $12.9 billion in assets for endowments & foundations, public pension plans, corporate trusts, union plans, Taft-Hartley plans, three exchange-listed closed-end funds and five private investment funds.



FIDUCIARY ASSET MANAGEMENT, LLC
8235 Forsyth Boulevard,
Suite 700
St. Louis, MO 63105

CLAYMORE SECURITIES, INC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC 01/09

 HCE
LISTED
NYSE(R)

HCE-AR-1108

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) No information need be disclosed pursuant to this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item1 hereto.

(d) The registrant has not granted a waiver or an implicit waiver to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions from a provision of its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant's Code of Ethics is attached hereto as an exhibit.

    (2) Not applicable.

    (3) Not applicable.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee, Robert B. Karn, III. Mr. Karn is an "independent" Trustee. Mr. Karn qualifies as an audit committee financial expert by virtue of his experience obtained as a managing partner in a public accounting firm, which included an understanding of generally accepted accounting principals ("GAAP") in connection with the accounting for estimates, accruals and reserves and also the review, audit and evaluation of financial statements using GAAP.

(Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as amended, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.)

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a). Audit Fees: the aggregate fees billed for the year ended November 30, 2008, for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were approximately $36,000. The aggregate fees billed for the year ended November 30, 2007 for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were approximately $35,000.

(b). Audit-Related Fees: the aggregate fees billed for the year ended November 30, 2008, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0. The Audit-Related fees for the year ended November 30, 2007 were $0.

(c). Tax Fees: the aggregate fees billed for the the year ended November 30, 2008, for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were approximately $6,000. The Tax fees for the year ended November 30, 2007 were approximately $6,000.

(d). All Other Fees: the aggregate fees billed for the the year ended November 30, 2008, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item were $0. The Other fees for the year ended November 30, 2007 was $0.

The registrant's principal accountant did not bill fees for non-audit services that required approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant's last two fiscal years.

(e) Audit Committee Pre-Approval Policies and Procedures.
    -----------------------------------------------------

         (1) The Registrant's audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and
(2) to any entity controlling, controlled by or under common control with the registrant's investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or
(2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the pre-approval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections IV.C.2 and IV.C.3 of the Audit Committee's revised Audit Committee Charter contain the Audit Committee's Pre-Approval Policies and Procedures and such sections are included below.

         IV.C.2 Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Trust, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval of services to the Trust for non-prohibited services up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         IV.C.3 Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any "control affiliate" of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

                  (a) The Chairman or any member of the Audit Committee may grant the pre-approval for non-audit services to the Adviser up to $10,000. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

         (2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, the registrant's investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and/or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that directly related to the operations and financial reporting of the registrant for the year ended November 30, 2008 were approximately $6,000. The Aggregate Non-Audit Fees for year ended November 30, 2007 were approximately $6,000.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee of the registrant is comprised of:
Randall C. Barnes, Howard H. Kaplan, Robert B. Karn, III, Ronald A. Nyberg, John
M. Roeder, and Ronald E. Toupin, Jr.

(b)  Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated the voting of proxies relating to its voting securities to its investment sub-adviser, Fiduciary Asset Management, LLC (the "Sub-Adviser" or "Fiduciary"). The Sub-Adviser's Proxy Voting Policies and Procedures are included as an exhibit hereto.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) Charles D. Walbrandt is primarily responsible for the day-to-day management of the registrant's portfolio. The following provides information regarding the portfolio manager as of November 30, 2008:

 ------------------------------ --------------- ---------------------------------------------------------
              NAME                   SINCE                    PROFESSIONAL EXPERIENCE
 ------------------------------ --------------- ---------------------------------------------------------
  CHARLES D. WALBRANDT           Since 2008      Founding Principal, Chief Executive Officer & Chief
                                                 Investment Officer of Fiduciary Asset Management, LLC
                                                 (1994-Present).
  ------------------------------ --------------- --------------------------------------------------------
(a)(2)(i-iii)   Other accounts managed. The following summarizes information regarding each of the other accounts managed by the Portfolio Manager as of
November 30, 2008:

                                                                                                                        Total
                                                                                                   # of Accounts       Assets for
                                                                                                     Managed for         which
                                                                     Total                             which           Advisory
Name of Portfolio                                                    # of                           Advisory Fee        Fee is
    Manager or                                                     Accounts                         is Based on        Based on
    Team Member             Type of Accounts                        Managed      Total Assets        Performance      Performance
-----------------------------------------------------------------------------------------------------------------------------------
Charles D. Walbrandt        Registered Investment Companies:           0            $ 0                  0                $0
                            Other Pooled Investment Vehicles:          1            $ 98 mil             0                $0
                            Other Accounts:                            0            $ 0                  0                $0

(a)(2)(iv)     Conflicts of Interest.

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Fiduciary seeks to manage such competing interests for the time and attention of a portfolio manager by having the portfolio manager's focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the registrant.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Fiduciary and the registrant have adopted procedures for allocating portfolio transactions across multiple accounts. With respect to securities transactions for the funds, Fiduciary determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other funds for which Fiduciary acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Fiduciary may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the registrant or other account(s) involved.

Fiduciary and the registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3) Compensation Structure. The primary portfolio manager's compensation consists of the following elements:

     o Base Salary. The primary portfolio manager is paid a base salary which is set at a level determined to be appropriate based upon his experience and responsibilities through the use of independent compensation surveys of the investment management industry.

     o    Annual Bonus. Mr. Walbrandt does not receive an annual bonus.

     o The Primary portfolio manager also participates in benefit plans and programs generally available to all employees.

(a)(4) Securities ownership. The following table discloses the dollar range of equity securities of the Fund beneficially owned by the Fiduciary Portfolio Manager as of November 30, 2008:




                                                       Dollar Range of Equity
 NAME OF PORTFOLIO MANAGER                            Securities in Registrant
------------------------------------------------------------------------------
 Charles D. Walbrandt                                           $0
------------------------------------------------------------------------------


(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On October 21, 2008, the registrant's Board of Trustees (the "Board") approved a revised written charter (the "Nominating and Governance Committee Charter") for its nominating and governance committee (the "Nominating and Governance Committee") that contains changes to the procedures by which shareholders may recommend nominees to the Board.

Under the Nominating and Governance Charter, the previously existing procedures by which shareholders may recommend nominees to the Board, as described in the registrant's proxy statement filed with the Securities and Exchange Commission on June 1, 2007, remain in effect. In addition to these previously existing procedures, the Nominating and Governance Charter includes a new requirement that following the submission by a shareholder of a Trustee candidate recommendation, a Trustee candidate must (i) be prepared to submit written answers to a questionnaire seeking professional and personal information that will assist the Nominating and Governance Committee to evaluate the candidate and to determine, among other matters, whether the candidate would qualify as a Trustee who is not an "interested person" of the registrant as such term is defined under the Investment Company Act of 1940; (ii) be prepared to submit character references and agree to appropriate background checks; and (iii) be prepared to meet with one or more members of the Nominating and Governance Committee at a time and location convenient to those Nominating and Governance Committee members in order to discuss the nominee's qualifications.

A copy of the Nominating and Governance Committee Charter will be filed with the Securities and Exchange Commission as an appendix to the registrant's 2009 annual shareholder meeting proxy statement.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act of 1940, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics for Chief Executive and Senior Officers.

(a)(2) Certifications of principal executive officer and principal financial officer pursuant to Rule30a-2 of the Investment Company Act.

(a)(3) Not applicable.

(b) Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

(c) Proxy Voting Policies and Procedures.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Fiduciary/Claymore Dynamic Equity Fund

By:      /s/ J. Thomas Futrell
         --------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 6, 2009

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ J. Thomas Futrell
         --------------------------------------------------------------------

Name:    J. Thomas Futrell

Title:   Chief Executive Officer

Date:    February 6, 2009

By:      /s/ Steven M. Hill
         --------------------------------------------------------------------

Name:    Steven M. Hill

Title:   Treasurer and Chief Financial Officer

Date:    February 6, 2009